                                                                   Exhibit 10.50

          First Amendment of Second Amended and Restated Loan Agreement

      This is an agreement between Viisage Technology, Inc., a Delaware corporation ("Borrower"), and Commerce Bank & Trust Company, a Massachusetts trust company ("Lender").

      1. Circumstances of the agreement. Lender and Borrower entered into a Second Amended and Restated Loan Agreement dated December 12, 2002 ("Loan Agreement"). Borrower recently requested (i) that Lender modify the Loan Agreement in certain respects and (ii) that Lender consent to Borrower's borrowing from Lau Acquisition Corp., a Massachusetts corporation ("Lau"), of certain sums needed by Borrower (a) to perform its new contracts with the states of Georgia and Oklahoma and (b) to refinance its contracts with the states of Arkansas and Wisconsin, as more fully described on the attached Schedule 1 ("Lau Loans"). Lender has approved Borrower's requests on the terms and conditions stated in this agreement.

      2. Actions in conjunction with this agreement. On or about the date of this agreement, the parties shall proceed as follows.

          A. KEF. Viisage shall (i) pay in full its indebtedness to Key Equipment Finance, a division of Key Corporate Capital, Inc. ("KEF"), (ii) obtain from KEF in a form satisfactory to Lender a release of all collateral held by KEF to secure such indebtedness, (iii) cause KEF to terminate all of its Uniform Commercial Code financing statements against Borrower, and (iv) assist Lender in obtaining from KEF a termination acknowledgment regarding a certain Intercreditor Agreement dated July 13, 2001, among Lender, KEF, and another party ("2001 ICA").

          B. IP security agreement and filings. Borrower and Lender shall sign and deliver to one another a new agreement concerning Lender's security interest in Borrower's intellectual property ("New IP Security Agreement"). The New IP Security Agreement shall constitute a replacement for a comparable agreement dated June 15, 2000. Borrower shall assist Lender in perfecting to Lender's satisfaction within thirty days after the date of this agreement the security interests created by the New IP Security Agreement and shall reimburse Lender for all costs and expenses (including reasonable legal fees) incurred by Lender in connection with such agreement and such perfection.

          C. Account Control and Servicing Agreement. Lender, Borrower, and Lau shall enter into an Account Control and Servicing Agreement ("ACSA") governing the handling of payments and related matters affecting the Lau Loans.

          D. Omnibus amendment. Lender and Borrower shall enter into two omnibus amendment agreements relating to certain other loan documents.

      3. Financial covenants. Sections 18A and 18B of the Loan Agreement are deleted, and in their place are inserted the following new sections:

          "A.  Profitability.

               (1)  Identification Division.

                    (a) Full fiscal year profitability. In each fiscal year of Borrower, the Identification Division shall have positive net income, excluding consideration of income taxes.

                    (b) Quarterly profitability. In at least three quarters of each fiscal year, the Identification Division shall have positive net income, excluding consideration of income taxes; if the

               Identification Division has negative net income in any quarter of a fiscal year, the amount of such negative net income shall not exceed $200,000.

               (2)   Borrower.

                     (a) Last three quarters of FY 2003. Borrower's negative net income for the last three quarters of its fiscal year ending in 2003 (excluding consideration of income taxes) shall not exceed the following amounts:

                         second quarter             $2,000,000;
                         third quarter              $2,000,000; and
                         fourth quarter             $1,500,000.

                     (b) First three quarters of FY 2004. Borrower's negative
               net income for the first three quarters of its fiscal year ending in 2004 (excluding consideration of income taxes) shall not exceed the following amounts:

                         first quarter              $1,500,000;
                         second quarter             $1,000,000; and
                         third quarter              $500,000.

                     (c) Final quarter of FY 2004. Borrower's net income
               (excluding consideration of income taxes) during the final quarter of its fiscal year ending in 2004 shall be not less than $100,000.

                    (d) FY 2005 and thereafter. Beginning with its fiscal year ending in 2005, Borrower shall have positive net income (excluding consideration of income taxes) in every fiscal year.

         B. Tangible Net worth. As of the end of each fiscal quarter beginning with the second quarter of the fiscal year ending in 2003, Borrower's Tangible Net Worth shall be at least Thirty Million Dollars ($30,000,000). "Tangible Net Worth" means (a) Borrower's net worth, less (b) the value of Borrower's intangible assets, plus (c) the amount of Borrower's Subordinated Debt. "Subordinated Debt" means the outstanding principal balance of all loans which are subordinated to the Obligations pursuant to subordination agreements to which Lender is a party."

     4. Intercreditor matters. Section 14 of the Loan Agreement is deleted, and in its place is inserted the following new section:

              "14.  Intercreditor Matters.

              A. Before the parties entered into this agreement, Borrower had obtained financing for specific contracts (1) from Key Equipment Finance, a division of Key Corporate Capital, Inc. ("KEF") pursuant to a Master Equipment Lease Agreement dated July 13, 2001, as amended on that date and on October 21, 2002 ("KEF Agreement") and (2) from Fleet Business Credit, LLC ("FBC") pursuant to a Purchase Agreement dated September 12, 1996 between Borrower and FBC's predecessor, as amended

              December 9, 1997, November 20, 1998 (twice), April 26, 1999, June 15, 2000, September 30, 2002, February 7, 2003, and of even date herewith("FBC Agreement").

              B. On or about the date of the first amendment of this agreement, Borrower (1) has paid in full its indebtedness to KEF and (2) has taken loans from Lau Acquisition Corp., a Massachusetts corporation ("Lau"), to finance contracts with the states of Georgia and Oklahoma and to refinance contracts with the states of Wisconsin and Arkansas ("Lau Loans"). In that connection, Borrower and Lau have entered into a loan agreement and various other loan documents (respectively "Lau Loan Agreement" and "Lau Loan Documents").

              C. Borrower covenants and agrees with Lender not to amend, modify, or otherwise change the terms and conditions of the Lau Loan Agreement, the Lau Loan Documents, or the FBC Agreement in any way that is reasonably likely to have a materially adverse effect upon the value of Lender's security interest in Borrower's assets. Without limiting the generality of the preceding sentence, Borrower shall not modify the FBC Agreement so as to reduce or diminish the value of those rights of Borrower that are described in the FBC Agreement as "Lease Residual Rights". Borrower (1) shall notify Lender in writing before signing any amendment, modification, or other document that materially affects the Lau Loan Agreement, the Lau Loan Documents, or the FBC Agreement, (2) shall notify Lender in writing before signing any new agreement with Lau or FBC,and (3) within five business days after such signing shall deliver to Lender a copy of all such instruments and all related documents.

              D. From time to time both Lau and FBC may hold a security interest in certain of Borrower's assets and/or may acquire certain of Borrower's assets, as contemplated by a certain Intercreditor Agreement dated as of May 30, 2003 among Lender, Lau, and FBC ("Intercreditor Agreement"). Any material violation of Lender's rights under the Intercreditor Agreement by Lau or FBC shall constitute an Event of Default under this agreement. Borrower covenants and agrees to notify Lender in writing immediately of any circumstance or occurrence that constitutes such a violation.

              E. From and after the date of the first amendment of this agreement, (1) each reference in this agreement to "KEF" and the "KEF Agreement" shall be taken respectively as a reference to "Lau" and the "Lau Loan Agreement," and (2) each reference to the "Intercreditor Agreement" shall be taken as a reference to the intercreditor agreement identified in the preceding Section 14D."

     5. Consents involving Lau. The following new section is inserted into the Loan Agreement between Section 15 and Section 16:

                    "15A. Consent to Lau Loans. Notwithstanding any provision in this agreement or in the other Loan Documents, Lender hereby
                    (i) consents to the Lau Loans and to the transactions contemplated and effected by the Lau Loan Documents, (ii) consents to the establishment of a separate lockbox and bank account under Lau's control for use in connection with the Lau Loans, and (iii) waives any prohibitions in the Loan Documents relating to such matters. The foregoing consents and waivers are limited to this occasion and these circumstances, however; Lender undertakes no obligation to grant any further consents or waivers. All waived provisions of this agreement and of the other Loan Documents shall remain in full force and effect as to all future matters."

      6. Terminology. Without limiting the generality of the definitions set forth in the Loan Agreement, Lender and Borrower agree that in the Loan Agreement from and after the date of this agreement (a) the term "Loan Documents" shall include (i) this agreement, (ii) a certain omnibus amendment agreement of even date between Lender and Borrower, and (iii) the New IP Security Agreement; (b) the term "Related Documents" shall include the ACSA and the new Intercreditor Agreement; and (c) the term "Third-Party Loans" shall include lease financing extended and to be extended to Borrower by Hewlett-Packard Financial Services Company, by Indigo America, Inc., a wholly-owned subsidiary of Hewlett-Packard Company and by Dell Financial Services L.P., as more fully identified on the attached Schedule 2 ("HP/Dell Financing").

         7. Exhibits. Borrower and Lender agree as follows regarding the exhibits attached to the Loan Agreement:

                A. Exhibit G is hereby replaced by the correspondingly titled document attached to this agreement.

                B. Exhibits H-1 and H-2 are hereby replaced by the correspondingly titled documents attached to this agreement.

         8. Fee. In consideration of Lender's willingness to enter into this agreement, Borrower agrees to pay Lender One Hundred Thousand Dollars ($100,000) in seven equal consecutive monthly installments commencing June 1, 2003, each in the amount of $14,285.71.

         9. Affirmation and acknowledgment. Borrower and Lender hereby ratify and affirm the Loan Agreement (as amended by this agreement) and the other Loan Documents. Without limiting any provision of the Loan Documents, Borrower acknowledges that in each of the Loan Documents, every reference to the Loan Agreement shall include this agreement.

         10. Costs. Within ten days after a written request by Lender, Borrower shall reimburse Lender for all costs and expenses (including reasonable legal fees) incurred by Lender in connection with this agreement.

         Signed as a sealed instrument as of May 30, 2003.

                                                   Viisage Technology, Inc.

                                                   By: /s/ William K. Aulet
                                                       -------------------------

                                                   Commerce Bank & Trust Company

                                                   By: /s/ Jerome L. Olin
                                                       -------------------------

                                   Schedule 1
                                   Lau Loans

         State                   Amount

         Georgia                 $3,000,000.00
         Oklahoma                $2,500,000.00
         Wisconsin               $  287,431.31
         Georgia                 $1,562,307.92

                                   Schedule 2
                                HP/Dell Financing

Date of Lease                 Lessor                Identifying Data               Amount
 February 19,       Dell Financial Services         Lease No. 001-                $202,297
     2003                    L.P.                   006207285-001

 February 19,       Dell Financial Services         Lease No. 001-                $130,073
     2003                    L.P.                   006207285-002

 March 31,              Hewlett-Packard            Advantage Master               $250,000
   2003               Financial Services          Lease and Financing
                           Company                   Agreement No.
                                                        102131

 February 20,       Indigo America, Inc., a        Purchase and Sale             Included in
     2003                 wholly-owned                 Agreement              agreement 102131
                     subsidiary of Hewlett-
                         Packard Company
 to be entered                 Dell                    Georgia                    $667,630
     into                                            Workstations

 To be entered                 Dell                    Georgia                 Up to $250,000
     into                                            Workstations            without additional
                                                                               approval from
                                                                                 Commerce

                                   Exhibit H-1
                   Quarterly Compliance Certificate (Revised)

         Pursuant to Section 18 of a certain Second Amended and Restated Loan Agreement ("Loan Agreement") dated December 12, 2002, as amended, between Viisage Technology, Inc. ("Borrower") and Commerce Bank & Trust Company ("Lender"), I certify to Lender as follows:

         A.   Profitability.

              (1) For the quarter of Borrower's fiscal year ending ______________, _______ ("Quarter End"), the Identification Division's net income, excluding consideration of income taxes, was $__________.

              (2) For the quarter of Borrower's fiscal year ending __________, _______, Borrower's net income, excluding consideration of income taxes, was $________.

         B. Net worth. At Quarter End, Borrower's Tangible Net Worth was $_____________.

         C. Debt to worth. At Quarter End, the ratio of Borrower's Indebtedness to its Tangible Net Worth was ________ to ___________.


         D. Debt service coverage. At Quarter End, the ratio of the Identification Division's Adjusted Operating Cash Flow to its Debt Service Liability, for the four most recent quarters, was ____________ to ____________.

         E. Capital expenditures. During Borrower's current year to date through Quarter End, Borrower's internally financed capital expenditures total $____________.

         F. Cash. As of Quarter End, Borrower had $_________ of unencumbered cash for purposes of Section 18F of the Loan Agreement.

         Borrower is in compliance with the covenants referenced in paragraphs ________ of this certificate. Borrower is not in compliance with the covenants referenced in paragraphs _________ of this certificate.

         I further certify that in calculating the figures stated above I have followed all applicable provisions of the Loan Agreement and have interpreted all capitalized terms in accordance with the applicable provisions of the Loan Agreement.

                                                    Viisage Technology, Inc.

Date: ____________                                  By:_________________________

                                   Exhibit H-2

                     Annual Compliance Certificate (Revised)

         Pursuant to Section 18 of a certain Second Amended and Restated Loan Agreement ("Loan Agreement") dated December 12, 2002, as amended, between Viisage Technology, Inc. ("Borrower") and Commerce Bank & Trust Company ("Lender"), I certify to Lender as follows:

         A. Annual Profitability. For the fiscal year ending ______________, _______ ("Year End"), Borrower's net income, excluding consideration of income taxes, was $___________.

         B. Net worth. At Year End, Borrower's Tangible Net Worth was $_____________.

         C. Debt to worth. At Year End, the ratio of Borrower's Indebtedness to its Tangible Net Worth was ________ to __________.

         D. Debt service coverage. At Year End, the ratio of the Identification Division's Operating Cash Flow to its Debt Service Liability, for the entire fiscal year, was ____________ to ____________.

         E. Capital expenditures. During the fiscal year just ended, Borrower's internally financed capital expenditures totaled $____________.

         Borrower is in compliance with the covenants referenced in paragraphs ________ of this certificate. Borrower is not in compliance with the covenants referenced in paragraphs _________ of this certificate.

         I further certify that in calculating the figures stated above I have followed all applicable provisions of the Loan Agreement and have interpreted all capitalized terms in accordance with the applicable provisions of the Loan Agreement.

                                                   Viisage Technology, Inc.

Date: ____________                                 By:_________________________